Intangible Assets	12 Months Ended
Dec. 31, 2023
Intangible Assets [Abstract]
INTANGIBLE ASSETS

NOTE 5 — INTANGIBLE ASSETS

Total intangible assets consisted of the following as of December 31, 2023 and 2022:

	December 31, 2023
	Gross Amount	Accumulated Amortization	Net Balance
	U.S. dollars in thousands
Brands	7,774	(2,060)	5,714

	December 31, 2022
	Gross Amount	Accumulated Amortization	Net Balance
	U.S. dollars in thousands
Brands	5,783	(1,331)	4,452

Amortization expense was $730 thousand, $570 thousand, and $524 thousand, for the years ended December 31, 2023, 2022, and 2021, respectively. Estimated annual amortization expense for each of the next five years is expected to be $769 thousand.

On March 2, 2023, the Company entered into a share purchase agreement (the “Fort SPA”), with the holders (the “Sellers”), of all of the issued and outstanding share capital of Fort, a company incorporated under the laws of England and Wales and engaged in the sale of pest control products primarily through Amazon.uk, pursuant to which on March 9, 2023, the Company acquired all of the issued and outstanding share capital of Fort, for approximately £2 million (approximately $2.4 million) (the “Fort Acquisition”). As of December 31, 2023, the Company had an outstanding liability to the sellers of $332 included in other payables in the consolidated balance sheet.

On February 29, 2024, the Company extended a side letter to the Fort SPA to the Fort Sellers, pursuant to which the Company agreed to increase certain adjustment amount payments to the Fort Sellers by approximately £100 thousand (approximately $128 thousand). these adjustments were included in the outstanding liability as of December 31, 2023.

On March 9, 2023, the Company recognized the amount of $1,991 thousand paid in connection with the Fort Acquisition amortized over a period of 10 years.

As part of the Fort SPA, the employment of these employees was terminated within three months, with all termination costs to be borne by the Sellers.

Also, in connection with the closing of the Fort Acquisition, on March 9, 2023, Fort and the Sellers entered into a consulting agreement, pursuant to which the Sellers will provide the Company with consultancy services for a period of six months following the closing, at a monthly fee of £2.5 thousand (approximately $3 thousand). On September 20, 2023, the Company and the Sellers entered into a new consulting agreement for an indefinite period at a monthly fee of £3.5 thousand (approximately $4.5 thousand) effective as of June 1, 2023 (the “Fort Consulting Agreement”).

The Company did not obtain any substantive processes, assembled workforce, or employees capable of producing outputs in connection with the acquisition. Therefore, the transaction was accounted for as an asset acquisition, as the acquired assets did not meet the definition of a business as defined by ASC 805, Business Combinations.